Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Note 35 – Subsequent Events

On January 31, 2012  the Company completed a NOK1,250 million senior unsecured bond issue with maturity date February 13, 2014.. An application will be made for the bonds to be listed on Oslo Børs.. The net proceeds from the bond issue will be used for general corporate purposes. In conjunction with the bond issue, Seadrill has repurchased bonds with nominal value of NOK332 million in the SME05 (ISIN: NO 001 028379.9) maturing at September 28, 2012. Remaining outstanding amount in SME05 after the buy-backs will be NOK169 million.

On February 29, 2012, Hemen agreed to sell up to 24 million shares of Seadrill Ltd common stock ("Shares") to investors in an offering and enter into a privately negotiated cash or physically settled put option transaction with Goldman Sachs International ("Seller Put Option") with a 90 day average maturity on 24 million shares. The agreement involves a combined purchase price of NOK 236.3176 per Share and Seller Put Option. Following the transaction, Hemen has reduced its holding of Shares from 28% to 23% of the issued and outstanding share capital of Seadrill Limited. If all put options are exercised with physical delivery at expiry Hemen's position in Seadrill will remain as before the transaction, with 28% ownership.

In February 2012, we ordered two 12,000 ft dual derrick ultra-deepwater drillships to be constructed at Samsung. The drillships are of the same design as the three previous dual derrick drillships that we ordered from Samsung in the fourth quarter 2010 and first quarter 2011. The total project price per drillship is estimated to be under $600 million, which includes a turnkey contract with the yard, project management, drilling and handling tools, spares, capitalized interest and operations preparations.

In February 2012, we disposed of our 3.5% holding in Ensco Plc, which we have had since Ensco acquired Pride International Inc. in 2011.

On March 27, 2012, our subsidiary North Atlantic completed a private placement of 150,000,000 new ordinary shares at US$ 2.00 per share, raising gross proceeds of US$300 million. Seadrill Limited was allocated 75,000,000 shares in the private placement and following the transaction we own 73.2% of North Atlantic.

On March 31, 2012, we obtained a short-term unsecured credit facility of $84 million from Metrogas, The amount is repayable in June 2012 and bears interest in accordance with arms-length principles.

On April 2, 2012, North Atlantic entered into a contract with Jurong Shipyard in Singapore for the construction of a new harsh environment semi-submersible drilling rig to be delivered by the first quarter 2015. Total estimated project costs for the new rig, including a turnkey contract with the yard, project management, drilling and handling tools, spares, capitalized interest and operations preparations, is estimated to be approximately $650 million.

On April 12, 2012, we exercised an option to build a new tender rig at the COSCO Nantong Shipyard in China. The new unit, T18, is scheduled for delivery in the fourth quarter 2013. Total project price is estimated at $135 million, including project management, drilling and handling tools, spares, and capitalized interest.

On April 20, 2012, we issued a claim against the Norwegian Tax Authorities. The claim is challenging their tax re-assessment related to change of tax jurisdiction for some of our subsidiaries and calculation of taxable gains (See Note 4 to our Consolidated Financial Statements).